UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549


                        Current Report On
                            FORM 8-K


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):

                          MARCH 8, 2001

                         ---------------


 Commission    Registrant; State of Incorporation     IRS Employer
 File Number     Address; and Telephone Number     Identification No.
 -----------   ----------------------------------  ------------------

  001-01245      WISCONSIN ELECTRIC POWER COMPANY      39-0476280
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2949
                   Milwaukee, WI  53201
                   (414) 221-2345





                                                         FORM 8-K

                WISCONSIN ELECTRIC POWER COMPANY
                --------------------------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 1, 2001, the Audit Committee of the Board of Directors of Wisconsin Energy Corporation met to discuss the independent public accountant for Wisconsin Energy and its subsidiaries to be engaged for the year 2001. The Committee recommended to the Board the replacement of PricewaterhouseCoopers LLP with Arthur Andersen LLP. The Board of Directors, acting on the recommendation of the Audit Committee, has appointed the firm of Arthur Andersen LLP as independent auditors to audit the books and records of Wisconsin Energy and its subsidiaries, including Wisconsin Electric Power Company, for 2001. The selection was made after a review of several accounting firms. Arthur Andersen LLP had been the auditors of WICOR, Inc., prior to the April 26, 2000 merger of Wisconsin Energy and WICOR. The Board of Directors of Wisconsin Electric approved the change in accountants. PricewaterhouseCoopers LLP was notified of this change and Arthur Andersen LLP of its engagement on March 8, 2001. PricewaterhouseCoopers LLP will be dismissed upon completion of the audit for the year ended December 31, 2000.

In connection with its audits for the two most recent years and through March 8, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its report, and there were no "reportable events" (as defined in SEC Regulation S-K Item 304(a)(1)(v)). PricewaterhouseCoopers' report on Wisconsin Electric's financial statements for 1998 and 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

Wisconsin Electric has provided PricewaterhouseCoopers LLP with a copy of the disclosures contained herein and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Wisconsin Electric herein and, if not, stating the respects in which it does not agree. A copy of PricewaterhouseCoopers LLP's letter is filed as Exhibit 16.1 to this Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.





                                                         FORM 8-K


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                WISCONSIN ELECTRIC POWER COMPANY
                                          (Registrant)

                             /s/ Stephen P. Dickson
                             -----------------------------------
Date: March 15, 2001         Stephen P. Dickson - Controller and
                                  Principal Accounting Officer





                                                         FORM 8-K


                WISCONSIN ELECTRIC POWER COMPANY
                (Commission File No. 001-01245)

                         EXHIBIT INDEX
                               to
                   CURRENT REPORT ON FORM 8-K

                 Date of Report:  March 8, 2001


The following Exhibit is filed with this Current Report on Form 8-
K:

   Exhibit No.

   16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission.